UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2005

American Land Lease, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-103876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

29399 U.S. Hwy 19 North, Suite 320, Clearwater, FL	33761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

On May 4, 2005, American Land Lease, Inc. (the “Company”) filed its Third Amended and Restated Certificate of Incorporation with the Secretary of the State of the State of Delaware. The Third Amended and Restated Certificate of Incorporation increases the authorized number of stock of the Company from 13,000,000 to 15,000,000 and the authorized number of Preferred Stock of the Company from 1,000,000 to 3,000,000. Such amendments to the authorized number of shares of stock and Preferred Stock of the Company, respectively, were approved by the stockholders of the Company at the 2005 annual meeting of stockholders of the Company. A copy of Third Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE, INC.

Date: May 4, 2005	By:	/s/ Shannon E. Smith
Shannon E. Smith
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation.

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